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               SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                               FORM 8-A

          For Registration of Certain Classes of Securities
               Pursuant to Section 12(b) or 12(g) of the
                   Securities Exchange Act of 1934

                      CUMETRIX DATA SYSTEMS CORP.
     (Exact Name of Registrant as Specified in its Charter)

         CALIFORNIA                       95-4574138
   (State of Incorporation              (I.R.S. Employer
        or Organization)                Identification No.)

                         957 LAWSON STREET
                     INDUSTRY, CALIFORNIA 91748
 (Address, including zip code, of Registrant's principal executive offices)


      Securities to be Registered Pursuant to Section 12(b) of the Act:

      Title of Each Class                  Name of Each Exchange on Which
      to be so Registered                   Each Class is to be Registered
      -------------------                  -------------------------------

  Common Stock, No Par Value                    Boston Stock Exchange

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 333-43151

     Securities to be Registered Pursuant to Section 12(g) of the Act:

                                 None
                            (Title of Class)

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The Registrant incorporates herein by reference the following portions of the Registrant's Registration Statement on Form S-1 (File No. 333-43151) filed by the Registrant under the Securities Act of 1933, as amended, on December 23, 1997 and amended on February 5, 1998, February 6, 1998,
February 23, 1998, and March 25, 1998 as the same may be subsequently amended by amendments to the Registration Statement, and, to the extent applicable, such portions of any prospectus relating to such Registration Statement filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended:

                      Description of Capital Stock

ITEM 2.   EXHIBITS.

     The Registrant incorporates herein by reference the following Exhibits to the Registrant's Registration Statement on Form S-1 (File No. 333-43151) filed by the Registrant under the Securities Act of 1933, as amended, on December 23, 1997 and amended on February 5, 1998, February 6, 1998, February 23, 1998, and March 25, 1998 as the same may be subsequently amended by amendments of the Registration Statement:

     1. Specimen Common Stock Certificate filed as Exhibit 4.1 to the Registration Statement on Form S-1 (File No. 33-43151) filed on March 25, 1998.

     2.1 Amended and Restated Articles of Incorporation of the Company, filed as Exhibit 3.1 to the Registration Statement on Form S-1
          (File No. 333-43151) filed on December 23, 1997 and Exhibits 3.2 and
          3.2.1 to the Registration Statement on Form S-1 (File No. 333-43151), filed on February 5, 1998 and incorporated by reference herein.

     2.2 Amended and Restated Bylaws of the Company, filed as Exhibit 3.3 to the Registration Statement on Form S-1 (File No. 333-43151) filed on February 5, 1998, and incorporated by reference herein.

     3. Page 44 of the Preliminary Prospectus dated February 5, 1998, subject to completion, contained in the Registration Statement on Form S-1 (File No. 333-33151) filed on February 5, 1998, under the heading "Description of Capital Stock" and incorporated by reference herein.







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                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: March 30, 1998                         Cumetrix Data Systems Corp.


                                             By: /s/ Max Toghraie
                                                -----------------------------
                                                Max Toghraie
                                                Chief Executive Officer





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